LKCM AQUINAS CATHOLIC EQUITY FUND
SCHEDULE OF INVESTMENTS
March 31, 2020 (Unaudited)

	Shares	Value
COMMON STOCKS - 98.8%
Aerospace & Defense - 3.6%
Honeywell International, Inc.	10,000	$1,337,900

Banks - 7.3%
Comerica, Inc.	20,000	586,800
Cullen/Frost Bankers, Inc.	5,000	278,950
Truist Financial Corp.	32,375	998,445
Zions Bancorp N.A.	32,500	869,700
		2,733,895
Beverages - 5.0%
Keurig Dr Pepper, Inc.	22,500	546,075
PepsiCo, Inc.	11,000	1,321,100
		1,867,175
Chemicals - 6.3%
Air Products & Chemicals, Inc.	3,000	598,830
Corteva, Inc.	22,500	528,750
Ecolab, Inc.	5,000	779,150
The Sherwin-Williams Co.	1,000	459,520
		2,366,250
Computers & Peripherals - 4.8%
Apple, Inc.	7,000	1,780,030

Construction Materials - 1.0%
Martin Marietta Materials, Inc.	2,000	378,460

Diversified Telecommunication Services - 2.1%
AT&T, Inc.	27,500	801,625

Electrical Equipment & Instruments - 3.8%
Roper Technologies, Inc.	4,500	1,403,145

Electronic Equipment & Instruments - 4.4%
FLIR Systems, Inc.	24,500	781,305
Trimble, Inc. (a)	27,000	859,410
		1,640,715
Food Products - 1.7%
Mondelez International, Inc. - Class A	12,500	626,000

Health Care Equipment & Supplies - 1.0%
Alcon, Inc. (a)(b)	7,500	381,150

Internet & Catalog Retail - 4.2%
Amazon.com, Inc. (a)	800	1,559,776

IT Consulting & Services - 4.7%
Broadridge Financial Solutions, Inc.	5,500	521,565
PayPal Holdings, Inc. (a)	13,000	1,244,620
		1,766,185
Machinery - 2.3%
Stanley Black & Decker, Inc.	8,500	850,000

Media & Entertainment - 5.9%
Alphabet, Inc. - Class A (a)	1,600	1,859,120
Pinterest, Inc. - Class A (a)	22,500	347,400
		2,206,520
Multiline Retail - 2.0%
Dollar Tree, Inc. (a)	10,000	734,700

Oil & Gas & Consumable Fuels - 0.4%
WPX Energy, Inc. (a)	50,000	152,500

Pharmaceuticals - 9.3%
Abbott Laboratories	20,000	1,578,200
Zoetis, Inc.	16,000	1,883,040
		3,461,240
Professional Services - 3.7%
Verisk Analytics, Inc.	10,000	1,393,800

Software - 15.9%
Adobe, Inc. (a)	5,000	1,591,200
Microsoft Corp.	10,000	1,577,100
Oracle Corp.	27,500	1,329,075
RealPage, Inc. (a)	27,500	1,455,575
		5,952,950
Software & Services - 4.9%
Akamai Technologies, Inc. (a)	20,000	1,829,800

Specialty Retail - 2.5%
The Home Depot, Inc.	5,000	933,550

Textiles, Apparel & Luxury Goods - 2.0%
VF Corp.	13,500	730,080

TOTAL COMMON STOCKS
(Cost $23,094,710)		36,887,446

SHORT-TERM INVESTMENT - 1.4%
Money Market Fund - 1.4%
Invesco Short-Term Investments Trust - Government & Agency Portfolio - Institutional Shares, 0.43% (c)	522,845	522,845

TOTAL SHORT-TERM INVESTMENT
(Cost $522,845)		522,845

Total Investments - 100.2%
(Cost $23,617,555)		37,410,291
Liabilities in Excess of Other Assets - (0.2)%		(79,633)
TOTAL NET ASSETS - 100.0%		$37,330,658

(a) Non-income producing security.
(b) Security issued by non-U.S. incorporated company.
(c) The rate quoted is the annualized seven-day yield of the fund at period end.

Investments are classified by industry pursuant to the Global Industry Classification Standard (GICS®), which was developed by and/or is the exclusive property of Morgan Stanley Capital International, Inc. ("MSCI") and Standard &
Poor's Financial Services LLC ("S&P"). GICS is a service mark of MSCI and S&P and has been licensed for use by
U.S. Bancorp Fund Services, LLC.

Fair Value Measurement Summary at March 31, 2020 (Unaudited)

Equity securities listed or traded on a U.S. securities exchange for which market quotations are readily available are valued at the last quoted sale price on the exchange on which the security is primarily traded.  Nasdaq Global Market securities are valued at the Nasdaq Official Closing Price ("NOCP").  Unlisted U.S. equity securities and listed U.S. equity securities not traded on a particular valuation date are valued at the mean of the most recent quoted bid and ask price on the relevant exchanges or markets.  Equity securities listed on a foreign exchange for which market quotations are readily available are valued at the last quoted sales price on the exchange on which the security is primarily traded.  Debt securities are normally valued at the mean of the closing bid and ask price and/or by using a combination of broker quotations or evaluated prices provided by an independent pricing service.  Futures and options on futures are valued at the settlement prices established each day on the principal exchange on which they are traded.  Forward contracts are valued based on the forward rate using information provided by an independent pricing service.  Other assets and securities for which no market or broker quotations or evaluated prices are readily available are valued in good faith at fair value using guidelines approved by the Board of Trustees.  The Board of Trustees has established policies and procedures for that authorize the Adviser to fair value a security in good faith under certain circumstances.  The Funds may use prices provided by independent pricing services to assist in the fair valuation of the Funds' portfolio securities.

The Trust has adopted accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period.  These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.  The fair value hierarchy is organized into three levels based upon the assumptions (referred to as "inputs') used in pricing the asset or liability.  These standards state that "observable inputs" reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and "unobservable inputs" reflect an entity's own assumptions about the assumptions market participants would use in pricing the asset or liability.  These inputs are summarized in the three broad levels listed below.

Level 1 -	Quoted unadjusted prices for identical instruments in active markets to which the Trust has access at the date of measurement.

Level 2 -
Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets.  Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.

Level 3 -
Model derived valuations in which one or more significant inputs or significant value drivers are unobservable.  Unobservable inputs are those inputs that reflect the Trust's own assumptions that market participants would use to price the asset or liability based on the best available information.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  As of March 31, 2020, the Fund's assets carried at fair value were classified as follows:

LKCM Aquinas Catholic Equity Fund
Description	Level 1	Level 2	Level 3	Total
Common Stocks	$36,887,446	$-	$-	$36,887,446
Money Market Fund	522,845	-	-	522,845
Total Investments	$37,410,291	$-	$-	$37,410,291